Exhibit 10(a)68

                               FIRST AMENDMENT TO
                              THE SOUTHERN COMPANY
                              PERFORMANCE PAY PLAN


         WHEREAS, the Board of Directors of Southern Company Services, Inc. (the "Company") heretofore adopted the amendment and restatement of The Southern Company Performance Pay Plan, effective as of January 1, 1996 (the "Plan"); and

         WHEREAS, the Plan provides for the payment of incentive pay awards based on individual, organizational and corporate performance; and

         WHEREAS, the Company desires to make certain technical changes and to protect employees who are transferred to subsidiaries or affiliates of The Southern Company which are not under the Plan from forfeiting their pro rata share of benefits from the Plan accrued in the year of transfer; and

         WHEREAS, the Board of Directors of the Company is authorized pursuant to Section 6.3 of the Plan to amend the Plan at any time.

         NOW THEREFORE, the Company hereby amends the Plan to be effective as stated below:

                                       1.

         Article I shall be amended effective January 1, 1996 by adding Section 1.12A which shall read as follows:

                  "Funding Unit" shall mean each organizational unit established by an Operating Company which Company Goals are established and assessed for the purpose of paying Incentive Pay Awards.

                                       2.

         Article I shall be amended effective January 1, 1997 by adding Section 1.12B which shall read as follows:

                  "Non-Adopting Company" shall mean any subsidiary or affiliate of The Southern Company which is not an Operating Company.

                                       3.

         Section 2.1(b)(4) shall be deleted in its entirety effective January 1, 1997 and restated as follows:

                  termination of employment, but only in the event the Participant shall transfer to or be reemployed by a Non-Adopting Company, or any successor thereto, during such Performance Period, or
                                                        4.

         Except as amended herein by this First Amendment, the Plan shall remain in full force and effect as amended and restated by the Company.


         IN WITNESS WHEREOF, the Company, through its duly authorized officer, has adopted the First Amendment to The Southern Company Performance Pay Plan as amended and restated January 1, 1996 this ____ day of ______________, 1998.

                                               SOUTHERN COMPANY SERVICES, INC.


                                               By: __________________________

                                            Title: __________________________

                               SECOND AMENDMENT TO
                              THE SOUTHERN COMPANY
                              PERFORMANCE PAY PLAN


         WHEREAS, the Board of Directors of Southern Company Services, Inc. (the "Company") heretofore adopted the amendment and restatement of The Southern Company Performance Pay Plan, effective as of January 1, 1996 (the "Plan"); and

         WHEREAS, the Plan provides for the payment of incentive pay awards based on individual, organizational and corporate performance; and

         WHEREAS, upon the transfer of employment by a participant within The Southern Company, the Plan currently allocates funding responsibilities for payment of incentive pay awards to the transferee funding unit; and

         WHEREAS, the Company desires to clarify the allocation of such funding responsibilities with respect to certain employees which have been transferred in 1997 to Southern Company Services, Inc.; and

         WHEREAS, the Board of Directors of the Company is authorized pursuant to Section 6.3 of the Plan to amend the Plan at any time.

         NOW THEREFORE, the Company hereby amends the Plan to be effective as stated below:

                                       1.

         A new Section 3.2(d) shall be included effective January 1, 1997 as set forth below:

                  Notwithstanding Section 3.2(c) above, if a Non-Covered Employee Participant transfers to Southern Company Services, Inc. from an Operating Company during the Performance Period commencing January 1, 1997 who is identified on a schedule acceptable to the Plan Administrator, the Operating Company will fund such Participants' Incentive Pay Award in accordance with Article III for that portion of the Performance Period for which such Participant is employed by the Operating Company. Southern Company Services, Inc. shall be responsible for funding the remaining Incentive Pay Award in accordance with Article III for that portion of the Performance Period for which such Participant was employed at Southern Company Services, Inc. Southern Company Services, Inc. shall be responsible for paying the entire Incentive Pay Award to the Non-Covered Employee Participant in accordance with Section 4.1(c).

                                       2.

         Except as amended herein by this Second Amendment, the Plan shall remain in full force and effect.


         IN WITNESS WHEREOF, the Company, through its duly authorized officer, has adopted the Second Amendment to The Southern Company Performance Pay Plan as amended and restated January 1, 1996 this ____ day of ______________, 1998.

                                SOUTHERN COMPANY SERVICES, INC.


                                By: ___________________________

                                Title:_________________________